EXHIBIT 10.6
                                       FTC
                                COMMERCIAL CORP.


July 25, 2005


Antik Denim, LLC
5804 E. Slauson Avenue
Commerce, CA 90040
Attn:  Paul Guez

Re: Inventory Facility

Dear Paul:

Reference is made to (i) the Factoring Agreement between FTC Commercial Corp. ("FTC") and Antik Denim, LLC (the "Company") dated October 18, 2004 (as supplemented or amended from time to time, the "Factoring Agreement") and (ii) the Continuing Security Agreement between FTC and the Company of even date herewith (as supplemented or amended from time to time, the "Security Agreement"). The Factoring Agreement, the Security Agreement, and all agreements now or hereafter entered into between FTC and the Company shall be referred to herein collectively as the "Company Agreements."

Except as otherwise provided in this letter agreement (this "Agreement"), any capitalized terms used herein but and not defined in this Agreement shall have the meanings assigned to such terms in the Factoring Agreement.

For purposes of this Agreement:

         "Inventory" as used herein shall have the meaning set forth in the Security Agreement.

         "Inventory Base" means the up to thirty-three and one third percent (33.33%) of the value (the lesser of cost or market) of the Company's raw material and finished goods Inventory which FTC determines, in its sole discretion, to be eligible for inclusion in the Inventory Base. Without limiting the generality of the foregoing, the following Inventory shall NOT be eligible for inclusion in the Inventory Base IF
         (i) such Inventory is over one hundred eighty (180) days old; (ii) such Inventory is defective or damaged; (iii) such Inventory is not located at the Company's premises at 5804 E. Slauson Avenue, Commerce, California 90040; (iv) such Inventory is located at any real property leased by the Company or at any contract warehouse, unless such Inventory is subject to a collateral access agreement acceptable to FTC and executed by the lessor or warehouseman, as the case may be, and unless such Inventory is separately identifiable from the goods of others, if any, stored on the premises; (v) the Company does not have good, valid, and marketable title to such Inventory; (vi) such Inventory is not subject to a valid and perfected first priority security interest in favor of FTC; (vii) such Inventory consists of bill and hold goods or goods acquired on consignment or (viii) such Inventory consists of work in process.

         "Obligations" means the any and all obligations of the Company under this Agreement and the Company Agreements.

This Agreement shall confirm our mutual understanding and agreement that, subject to the terms and conditions of the Company Agreements, and provided that no default or Event of Default under any of the Company Agreements and no termination of the Factoring Agreement has occurred, FTC may, in its sole and absolute discretion, extend an inventory credit facility to the Company in an aggregate principal amount outstanding at any time not to exceed the lesser of
(a) up to $1,500,000 or (b) the Inventory Base.

In order to induce FTC to extend the foregoing inventory credit facility to the Company, the Company agrees that, so long as the Factoring Agreement remains in effect and any of the Obligations have not been paid and performed in full:

                  i. The Company shall, no later than ten (10) days after the end of each month, provide to FTC: (a) an Inventory Certification or designation in the form attached hereto as "Attachment A" or in such other form as is acceptable to FTC; (b) an aging of all Inventory as of the end of such month, in form and substance acceptable to FTC; and (c) a report detailing the piece goods, the work-in-process, the finished goods Inventory available for sale, and the finished goods Inventory sold as of the end of such month, in form and substance acceptable to FTC.

                  ii. The Company shall not sell, lease, transfer, assign, abandon or otherwise dispose of any of the Company's assets in which FTC has been granted a security interest under any of the Company Agreements, excluding sales of Inventory to the Company's customers in the ordinary course of business.

                  iii. The Company shall not become a guarantor, a surety, or otherwise liable for the debts or other obligations of any other person or firm, including, without limitation, any affiliate of the Company excluding debts or other obligations of any affiliate of the Company to FTC.

The inventory credit facility outlined in this Agreement shall be subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to FTC:

                  i. The representations and warranties contained herein and in each other Company Agreements shall be true and correct as of the date of any extension of credit under the facility described herein.

                  ii. No default or Event of Default shall have occurred or would occur as a result of any extension of credit under the facility described herein.

                  iii. FTC shall have received duly executed originals of this Agreement and the Security Agreement.

Nothing herein shall be construed as limiting or modifying in any way any of FTC's rights under the Company Agreements, including without limitation, FTC's rights, to be exercised in its sole and absolute discretion, to hold any reserve FTC deems necessary as security for payment and performance of the Obligations, change any advance rates, cease making advances or other financial accommodations to the Company and determine standards of eligibility. The Obligations shall be secured by a first lien on and security interest in all of the assets of the Company in which the Company has granted FTC a security


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


interest under the Company Agreements. The failure to perform any of the terms and conditions of this Agreement or the breach of any of the representations or warranties contained in this Agreement shall constitute a default or an Event of Default under the Company Agreements and the failure to perform any of the terms and conditions of any of the Company Agreements or the breach of any of the representations or warranties contained in the Company Agreements shall constitute a default under this Agreement.

The foregoing is based upon the financial condition of the Company as represented in the financial statement dated ___________________________, which the Company has represented and warranted completely and correctly reflects the Company's financial condition. In addition, by its signature below, the Company further represents and warrants that there has been no material adverse change in the Company's financial condition since such statement was prepared.

Please sign below to acknowledge that the Company is in agreement with all of the foregoing.

Very truly yours,                           ACKNOWLEDGED AND AGREED TO:

FTC COMMERCIAL CORP.                        ANTIK DENIM, LLC

By: /s/ Kenneth L. Wengrod                  By: /s/ Paul Guez
   ----------------------------------          -------------------------------
        Kenneth L. Wengrod, President               Paul Guez
                                            Title:  Manager and Member


                    AGREEMENT AND REAFFIRMATION BY GUARANTOR:

The undersigned has executed a Guaranty dated October 18, 2004 (the "Guez Guaranty") in connection with the Factoring Agreement between ANTIK DENIM, LLC ("ANTIK") and FTC COMMERCIAL CORP ("FTC") dated October 18, 2004 (the "Factoring Agreement") and various related instruments and documents. The undersigned agrees that the Guez Guaranty shall apply to all obligations of ANTIK under the above inventory facility agreement (the "Agreement").

The undersigned hereby reaffirms the Guez Guaranty and agrees that no provisions of the Agreement shall in any way limit any of the terms or provisions of the Guez Guaranty or any other documents executed by the undersigned in favor of FTC, all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                           /s/ Paul Guez
                           ----------------------------
                           Paul Guez


                    AGREEMENT AND REAFFIRMATION BY GUARANTOR:

The undersigned has executed a Guaranty (the "BCL Guaranty") in connection with the Factoring Agreement between ANTIK DENIM, LLC ("ANTIK") and FTC COMMERCIAL CORP ("FTC") dated October 18, 2004 (the "Factoring Agreement") and various related instruments and documents. The undersigned agrees that the BCL Guaranty shall apply to all obligations of ANTIK under the above inventory facility agreement (the "Agreement").

The undersigned hereby reaffirms the BCL Guaranty and agrees that no provisions of the Agreement shall in any way limit any of the terms or provisions of the BCL Guaranty or any other documents executed by the undersigned in favor of FTC,


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


all of which are hereby ratified and affirmed and the same shall continue in full force and effect in accordance with the provisions hereof.

                         BLUE CONCEPT, LLC

                         By: /s/ Paul Guez
                             -------------------------
                                 Paul Guez

                         Title:_______________________


The undersigned hereby ratify and affirm the Guaranty dated August 14, 2003 (the "Trust Guaranty") executed in connection with the Factoring Agreement between BLUE CONCEPT, LLC ("BCL") and FTC COMMERCIAL CORP. ("FTC") dated June 11, 2003 (the "Factoring Agreement") and various related instruments and documents and agree that the Trust Guaranty shall apply to all obligations of BCL under the BCL Guaranty and that no provisions of the BCL Guaranty shall in any way limit any of the terms or provisions of the Trust Guaranty or any other documents executed by the undersigned in favor of FTC.


                         The Paul and Elizabeth Guez Living Trust dated February 13, 1998

                         /s/ Paul Guez
                         ----------------------------
                         Paul Guez, Trustee

                         /s/ Elizabeth Guez
                         ----------------------------
                         Elizabeth Guez, Trustee


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